Exhibit 99.1

Portland General Electric One World Trade Center 121 SW Salmon Street Portland, Oregon 97204

News Release

FOR RELEASE	Media Contact:
5 a.m. ET, May 4, 2009	Gail Baker
Director, Corporate Communications
Phone: 503-464-8693

Investor Contact:
Bill Valach
Director, Investor Relations
Phone: 503-464-7395

Portland General Electric reports

first quarter 2009 earnings results

Reaffirms 2009 earnings guidance

Portland, Ore. — Portland General Electric Company (NYSE: POR) today reported net income of $31 million or $0.47 per diluted share, for the three months ended March 31, 2009, compared to $28 million, or $0.44 per diluted share, for the first quarter of 2008. Revenues increased in the first quarter of 2009 as the General Rate Case order went into effect at the beginning of the year. However, these increases were substantially offset by a reduction in energy sales, higher power costs, and increases in other operating expenses. Adjustments related to Senate Bill 408 (SB 408) and a smaller decline in the fair market value of non-qualified benefit plan trust assets contributed to the increase in net income in the first quarter of 2009 compared to the first quarter of 2008.

“We made progress with major capital projects during the first quarter,” said Jim Piro, President and CEO of Portland General Electric (PGE). “We’ve officially started the rollout of our new smart meter project system-wide, and construction of our Biglow Canyon Wind Farm Phases II and III are on schedule. These projects reflect a strong alignment with the priorities our customers place on energy efficiency and green power - priorities that are confirmed by the fact that, for the fourth year in a row, we sold more renewable energy to residential customers than any other utility in the United States.”

First Quarter 2009 Highlights

•	Total retail customers increased by approximately 0.5% from 810,197 at the end of 2008 to 814,058 at the end of the first quarter of 2009.

•	Total retail energy deliveries decreased by 1.3% on a weather adjusted basis in the first quarter of 2009 compared to the first quarter of 2008.

•

Prices increased approximately 5.6% pursuant to the General Rate Case order that went into effect on January 1, 2009 and other price adjustments, including a reduction to reflect less-than-anticipated power costs in 2007.

•	Ranked “Highest in Customer Satisfaction with Business Electric Service in the Western U.S.”, according to J.D. Power and Associates 2009 Electric Utility Business Customer Satisfaction StudySM.*

•	The Oregon Public Utility Commission (OPUC) approved a decoupling mechanism for a two-year trial period effective February 1, 2009

•

Completed systems acceptance testing phase of the smart meter project in March 2009 and began full deployment of 850,000 smart meters in April. Installation is expected to be completed by year-end 2010.

•

Construction of Phases II and III of the Biglow Canyon Wind Farm continued on track in the first quarter of 2009. Phases II and III are expected to be completed by the end of 2009 and 2010, respectively.

•	Issued 12.5 million shares of common stock in March 2009 for net proceeds of $170 million.

•

$130 million in First Mortgage Bonds (FMBs) were issued in January 2009. Also, $300 million in FMBs were issued in April 2009, in part to refinance approximately $142 million in Pollution Control Bonds.

2009 Earnings Guidance

PGE is reaffirming full-year 2009 earnings guidance within the previously disclosed range of $1.80 to $1.90 per diluted share. PGE is also reaffirming its long-term annual earnings growth expectation of 6 to 8 percent beginning with 2009.

Liquidity

PGE has two unsecured revolving credit facilities with two separate groups of banks and an aggregate borrowing capacity of $495 million. As of March 31, 2009, the company had an aggregate remaining borrowing capacity of $272 million available under the two credit facilities and a cash balance of $47 million. As of April 30, 2009, the aggregate borrowing capacity was $279 million. PGE posts or receives margin deposits related to power and natural gas contracts. These contracts are used to meet load requirements and are reflected in customer prices. As of March 31, 2009, PGE had posted margin deposits of $409 million, consisting of $205 million in cash and $204 million in letters of credit.

Capital Expenditures

•

Capital expenditures in 2009 are estimated to be $723 million. The majority of these expenditures in 2009 are related to Phases II ($230 million) and III ($176 million) of the Biglow Canyon Wind Farm and ongoing expenditures for production, transmission and distribution ($226 million).

•

Capital expenditures in 2010 are estimated to be $522 million. The majority of these expenditures are for Phase III of the Biglow Canyon Wind Farm ($201 million) and ongoing expenditures for production, transmission and distribution ($223 million).

Financing Plans

To fund a portion of the capital expenditures, PGE issued $130 million of First Mortgage Bonds in January 2009. The Company also issued $300 million in FMBs in April 2009, in part to refinance $142 million of Pollution Control Bonds and to fund capital expenditures related to Biglow Canyon Phase II and smart meters. In addition to the debt issuances, PGE issued 12.5 million shares of common stock for net proceeds of $170 million. Under PGE’s current capital expenditure program the Company anticipates issuing approximately $375 million of debt through 2010, part of which will be used to refinance approximately $186 million in debt maturities in 2010.

First Quarter 2009 Summary

Higher revenues in the first quarter of 2009 compared to first quarter 2008 were offset by a reduction in energy sales, higher power costs and increases in other operating expenses. Other items impacting comparative results are as follows:

First Quarter 2009

•	$1.6 million after-tax loss or $0.02 per diluted share from a decline in the fair market value of non-qualified benefit plan trust assets.

•	Approximately $1 million after-tax loss or $0.01 per diluted share from additional costs related to the December 2008 storm.

First Quarter 2008

•	$2.5 million after-tax loss or $0.04 per diluted share from a decline in the fair market value of non-qualified benefit plan trust assets.

•	$1.2 million after-tax loss or $0.02 per diluted share from refunds to customers related to SB 408.

First Quarter 2009 Earnings Call and Webcast May 4, 2009

PGE will host a conference call with financial analysts and investors on Monday, May 4, 2009, at 11 a.m. ET. The conference call will be webcast live on the PGE Web site at www.PortlandGeneral.com. A replay of the call will be available beginning at 1 p.m. ET on Monday, May 4 through Tuesday, May 12.

Jim Piro, president and CEO; Maria Pope, senior vice president, CFO and treasurer; and Bill Valach, director of investor relations will participate in the call. Management will respond to questions following formal comments.

The attached condensed consolidated statements of income, balance sheets, statements of cash flows and supplemental operating statistics are an integral part of this earnings release.

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About Portland General Electric Company

Portland General Electric, headquartered in Portland, Ore., is a vertically integrated electric utility that serves approximately 814,000 residential, commercial and industrial customers in Oregon. Visit our Web site at www.PortlandGeneral.com.

Safe Harbor Statement

Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance, statements regarding growth prospects, statements regarding future financing activities and capital expenditures, statements regarding the cost, and completion of capital projects, such as the smart meter project and the Biglow Canyon Wind Farm, as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including matters and events related to final regulatory review and approval of the deferral of excess power costs related to Boardman’s outage; regulatory approval and rate treatment of the smart meter and Biglow Canyon Wind Farm projects; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric, and energy market conditions, which could affect the availability and cost of purchased power and fuel; and the outcome of various legal and regulatory proceedings. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the Company on the date hereof and such statements speak only as of the date hereof. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the Company’s most recent Annual Report on Form 10-K and the Company’s reports on Forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including Management’s Discussion and Analysis of Financial Condition and Results of Operation and the risks described therein from time to time.

*	PGE received the highest numerical score among electric utilities in the West region in the proprietary J.D. Power and Associates 2009 Electric Utility Business Customer Satisfaction StudySM. Study based on 15,434 interviews with U.S. business electric customers measuring 19 utilities in the West (AZ, CA, ID, NM, NV, OR, UT, WA, WY). Proprietary study results are based on experiences and perceptions of consumers/businesses/business users surveyed in April-June and September-December 2008. Your experiences may vary. Visit jdpower.com

POR-F

Source: Portland General Electric Company

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars in millions, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2009	2008
Revenues	$485	$471
Operating expenses:
Purchased power and fuel	255	250
Production and distribution	42	39
Administrative and other	45	47
Depreciation and amortization	57	50
Taxes other than income taxes	23	22

Total operating expenses	422	408

Income from operations	63	63
Other income (expense):
Allowance for equity funds used during construction	2	2
Miscellaneous income (expense)	(3)	(3)

Other expense, net	(1)	(1)
Interest expense	25	23

Income before income taxes	37	39
Income taxes	13	11

Net income	24	28
Add: net losses attributable to the noncontrolling interests	7	—

Net income attributable to Portland General Electric Company	$31	$28

Weighted-average shares outstanding (in thousands):
Basic	65,521	62,530

Diluted	65,607	62,571

Earnings per share - basic and diluted	$0.47	$0.44

Dividends declared per common share	$0.245	$0.235

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in millions)

(Unaudited)

	March 31, 2009	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$47	$10
Accounts receivable, net	168	168
Unbilled revenues	77	96
Assets from price risk management activities - current	51	31
Inventories, at average cost	72	71
Margin deposits	205	189
Current deferred income taxes	28	17
Regulatory assets - current	235	194
Other current assets	57	44

Total current assets	940	820

Electric utility plant, net	3,440	3,301
Non-qualified benefit plan trust	41	46
Nuclear decommissioning trust	46	46
Regulatory assets - noncurrent	679	631
Other noncurrent assets	41	45

Total assets	$5,187	$4,889

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS, continued

(Dollars in millions)

(Unaudited)

	March 31, 2009	December 31, 2008
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$256	$217
Liabilities from price risk management activities - current	286	225
Regulatory liabilities - current	72	43
Short-term debt	—	203
Current portion of long-term debt	149	142
Other current liabilities	76	59

Total current liabilities	839	889
Long-term debt, net of current portion	1,287	1,164
Liabilities from price risk management activities - noncurrent	243	201
Regulatory liabilities - noncurrent	613	640
Deferred income taxes	327	304
Unfunded status of pension and postretirement plans	174	174
Non-qualified benefit plan liabilities	93	91
Other noncurrent liabilities	74	72

Total liabilities	3,650	3,535

Shareholders’ equity:
Portland General Electric Company shareholders’ equity:
Preferred stock, no par value, 30,000,000 shares authorized; none issued and outstanding as of March 31, 2009 and December 31, 2008	—	—
Common stock, no par value, 80,000,000 shares authorized; 75,130,568 and 62,575,257 shares issued and outstanding as of March 31, 2009 and December 31, 2008, respectively	829	659
Accumulated other comprehensive loss	(5)	(5)
Retained earnings	713	700

Total Portland General Electric Company shareholders’ equity	1,537	1,354
Noncontrolling interests’ equity	—	—

Total shareholders’ equity	1,537	1,354

Total liabilities and shareholders’ equity	$5,187	$4,889

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

(Unaudited)

	Three Months Ended March 31,
	2009	2008
Cash flows from operating activities:
Net income	$24	$28
Reconciliation of net income to net cash provided by operating activities:
Depreciation and amortization	57	50
Increase (decrease) in net liabilities (assets) from price risk management activities	87	(141)
Regulatory deferral - price risk management activities	(87)	141
Deferred income taxes	11	10
Senate Bill 408 deferrals	(6)	3
Allowance for equity funds used during construction	(2)	(2)
Power cost deferrals	(5)	—
Other non-cash income and expenses, net	9	11
Changes in working capital:
(Increase) decrease in margin deposits	(16)	22
Decrease in receivables	19	—
Increase (decrease) in payables	(35)	13
Other working capital items, net	(21)	(13)
Other, net	5	(5)

Net cash provided by operating activities	40	117

Cash flows from investing activities:
Capital expenditures	(91)	(71)
Sales of nuclear decommissioning trust securities	7	7
Purchases of nuclear decommissioning trust securities	(7)	(6)
Insurance proceeds	—	3
Other, net	—	(1)

Net cash used in investing activities	(91)	(68)

Cash flows from financing activities:
Proceeds from issuance of common stock, net of issuance costs	170	—
Proceeds from issuance of long-term debt, net of issuance costs	129	—
Payments on long-term debt	—	(56)
Borrowings on revolving credit facilities	82	—
Noncontrolling interests’ cash contributions	7	—
Payments on revolving credit facilities	(213)	—
Payments on short-term debt, net	(72)	—
Dividends paid	(15)	(15)

Net cash provided by (used in) financing activities	88	(71)

Change in cash and cash equivalents	37	(22)
Cash and cash equivalents, beginning of period	10	73

Cash and cash equivalents, end of period	$47	$51

Supplemental cash flow information is as follows:
Cash paid during the period for interest, net of amounts capitalized	$13	$12
Non-cash investing and financing activities:
Accrued capital additions	104	71
Accrued dividends payable	18	15

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES

SUPPLEMENTAL OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2009	2008
Revenues (in millions)
Retail sales:
Residential	$233	$235
Commercial	149	149
Industrial	42	38

Total retail sales	424	422
Other retail revenues	29	(3)
Trojan refund liability	—	—

Direct Access customers	(1)	(2)

Total retail revenues	452	417
Wholesale revenues	28	48
Other operating revenues	5	6

Revenues, net	$485	$471

Energy sold and delivered - MWhs (in thousands)
Retail energy sales:
Residential	2,351	2,358
Commercial	1,733	1,791
Industrial	604	568

Total retail energy sales	4,688	4,717
Delivery to direct access customers:
Commercial	88	147
Industrial	362	440

Total retail energy deliveries	5,138	5,304
Wholesale sales	709	806

Total energy sold and delivered	5,847	6,110

Retail customers – end of period
Residential	714,516	709,725
Commercial	99,275	98,063
Industrial	267	260

Total retail customers	814,058	808,048

Degree Days

	Heating
	2009	2008
January	767	805
February	656	578
March	599	598

1st Quarter	2,022	1,981

Average	1,831	1,831